UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2011

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	000-00565	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth below in Item 2.03 is incorporated into this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 20, 2006, Alexander & Baldwin, Inc. (“A&B”) entered into a three-year unsecured Note Purchase and Private Shelf Agreement, dated as of April 19, 2006, as amended (“A&B-Pru Agreement”) with Prudential Investment Management, Inc., The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, Gibraltar Life Insurance Co., Ltd., and The Prudential Insurance Company, Ltd. (individually and collectively, “Prudential”) under which A&B may issue notes to Prudential Group I in an aggregate amount up to $400,000,000 less the sum of all principal amounts then outstanding on any notes issued by A&B or any of its subsidiaries to Prudential and the amount of any such notes then committed to be purchased by Prudential. On May 19, 2005, Matson Navigation Company, Inc. (“Matson”) entered into an Amended and Restated Note Agreement (the “Matson-Pru Agreement”) with The Prudential Insurance Company of America and Pruco Life Insurance Company (collectively and individually, “Prudential Group I”) for $120 million. On August 17, 2011, A&B and Prudential entered into an Amendment of  the A&B-Pru Agreement (the “A&B-Pru Agreement Amendment”), and Matson and Prudential Group I entered into an Amendment of the Matson-Pru Agreement (the “Matson-Pru Agreement Amendment”) to conform certain covenants and terms to those contained in A&B’s and Matson’s senior credit facilities that were renewed on August 5, 2011 and are described in A&B’s Form 10-Q, filed on August 8, 2011.

Under the A&B-Pru Agreement Amendment, the Matson-Pru Agreement Amendment and the aforementioned A&B and Matson senior credit facilities, the maintenance of a credit rating is no longer a requirement, and neither A&B nor Matson has any commercial paper or other publicly-held debt outstanding. As such, on August 18, 2011, A&B requested that Standard & Poor’s withdraw its BBB+/Stable/-- long-term corporate credit ratings assigned to A&B and Matson.

The foregoing description of the A&B-Pru Agreement Amendment and the Matson-Pru Agreement Amendment is qualified in its entirety by the terms of the A&B-Pru Agreement Amendment and Matson-Pru Agreement Amendment that are filed as Exhibits 10.1 and 10.2, respectively.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

10.1
Amendment, dated August 17, 2011, to Note Purchase and Private Shelf Agreement among Alexander & Baldwin, Inc., Prudential Investment Management, Inc., The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, Gibraltar Life Insurance Co., Ltd., and The Prudential Insurance Company, Ltd., dated as of April 19, 2006, as amended.

10.2
Amendment, dated August 17, 2011, to Amended and Restated Note Agreement among Matson Navigation Company, Inc., The Prudential Insurance Company of America and Pruco Life Insurance Company, dated as of May 19, 2005, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 2011

ALEXANDER & BALDWIN, INC.

/s/ Christopher J. Benjamin
Christopher J. Benjamin
Senior Vice President,
Chief Financial Officer and Treasurer